SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 6, 2005

Date of report (date of earliest event reported)

HM PUBLISHING CORP.

HOUGHTON MIFFLIN COMPANY

(Exact name of registrants as specified in their charters)

Delaware Massachusetts	333-110720 333-105746	13-4265843 04-1456030
(State or other jurisdictions of incorporation or organization)	Commission File Numbers	(I.R.S. Employer Identification Nos.)

222 Berkeley Street

Boston, Massachusetts 02116

(Address of principal executive offices) (Zip Code)

(617) 351-5000

(Registrants’ telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications Pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 113e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 6, 2005, the Board of Directors approved the 2005 Management Incentive Compensation Plan, which provides for payment to participants if various financial targets, including consolidated corporate cash flow and EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) and division revenue and EBITDA, are met.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 11, 2005

HM PUBLISHING CORP.
HOUGHTON MIFFLIN COMPANY

By:	/s/ STEPHEN C. RICHARDS
Stephen C. Richards
Executive Vice President, Chief Operating
Officer, and Chief Financial Officer